Exhibit 10.1
AMENDED AND RESTATED MANUFACTURING SERVICES AGREEMENT
Effective Date: February 18, 2016
This Amended and Restated Manufacturing Services Agreement (the "Agreement") is by and between Arista Networks, Inc. for itself and its Affiliates, having a place of business at 5453 Great America Parkway, Santa Clara, CA 95054 ("Customer") and Sanmina Corporation for itself and its Affiliates, having a place of business at 2700 North First Street, San Jose, CA 95134 ("Manufacturer"). This Agreement amends and restates that certain Manufacturing Services Agreement between Customer and Manufacturer dated as of the Effective Date (the "Prior Agreement"). Customer and Manufacturer are referred to herein as a "Party" and the "Parties."
1.Under this Agreement, Manufacturer shall serve as the Customer's strategic partner and, in such capacity, shall procure components, parts, and raw materials (collectively "Materials"), and to manufacture, assemble, test, inspect, configure, and ship certain mutually-agreed upon products (including any prototypes and preproduction units of the products (collectively, the "Products") at prices that the Parties have agreed to (the "Prices"). The Prices are based on the terms in this Agreement, including the assumptions set forth in Attachment A and the Products and Prices agreed to in the latest quotation issued by Manufacturer attached hereto as Attachment B, which are incorporated by reference. Prices shall be adjusted on a quarterly basis based upon Product volumes as set forth on Attachment B and based on the Product mix from Customer's forecast. A Party's "Affiliate" shall mean any entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control by such Party, including but not limited to a Party's subsidiaries.
2.    Customer shall issue a forecast in accordance with Attachment A (the "Forecast"). Customer authorizes Manufacturer to, and Manufacturer shall, procure the quantity and type of Materials necessary to manufacture the quantities of Products set forth in the Forecast and all Orders (as defined below), including long-lead and minimum order quantities for Materials ordered to Forecast, in accordance with industry standard practices (taking into account Material lead times and manufacturing lead times) ("Standard Practices"). Customer shall be financially responsible for (a) all Materials ordered in accordance with such Standard Practices, and (b) all Materials ordered by Manufacturer with Customer's authorization, whether such order(s) occurred prior to or after the date of this Agreement. Customer is responsible for ordered but unused Materials, partially completed Products, and finished Products (collectively "Inventory") in accordance with Attachment C. Manufacturer and Customer shall set common goals and make joint efforts to set up vendor managed inventory with designated Materials suppliers.
3.    Customer shall issue a purchase order ("Order") for each order for Products. Manufacturer will accept all Orders and provide delivery commitments within [*****] days. Manufacturer may only reject an Order if the stated quantities exceed the flexibility terms provided in Attachment D, the price does not reflect the then current price, or the Order contains terms that deviate from the terms of this Agreement, In the event of quantity increases, rescheduling of shipment dates, and cancelation of an Order, the terms in Attachment D (as updated periodically by the Parties) shall apply.
4.    Manufacturer will manufacture the Products in accordance with the specifications set forth in Attachment A and otherwise supplied and/or approved by Customer and accepted by Manufacturer (the "Specifications"). Manufacturer will test all Products according to the testing Specifications, and will package and ship the Product in accordance with packaging and shipping Specifications, in each case as the Parties shall agree pursuant to a Statement of Work ("SOW') executed by the Parties. Unless otherwise provided in

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the SOW, the terms of this Agreement shall control in the event of a conflict between the terms of this Agreement and the SOW.
5.    During the warranty period identified in Attachment A ("Warranty Period"), Manufacturer warrants that the Product will be free from defects in Manufacturer's workmanship and meet the Specifications. A Product is free from defects in workmanship (and Customer shall have no warranty claim) if the Product are manufactured in accordance with the most current version of [*****] or any other mutually-agreed upon, written Specifications. Manufacturer makes no warranty with respect to (a) the Materials; (b) the Specifications or the Product design; (c) Product that has been abused, damaged, altered or misused or mishandled; (d) prototypes and pre-production units; or (v) defects resulting from tooling, designs, or instructions produced or supplied by Customer (collectively, the "Exclusions"). If a breach of the warranty occurs and provided that Manufacturer is notified of such breach within thirty days following the expiration of the Warranty Period, Manufacturer shall, at Manufacturer's election and expense (and as Customer's sole and exclusive remedy for breach of any warranty), repair, replace, or issue a credit for Product within [*****] of receipt by Manufacturer of the Product. In addition, Manufacturer will assign to the extent assignable and will manage all manufacturers' Materials warranties (but Manufacturer does not independently warrant any Materials). The sole remedy under this warranty shall be the repair, replacement, or refund for defective Product as stated above. This warranty is the sole warranty given by Manufacturer and is in lieu of any other warranties, either express or implied, including but not limited to warranties of title, merchantability, non-infringement, and fitness for a particular purpose, each of which Manufacturer specifically disclaims. Compliance with "ROHS", "WEEE", "REACH" and other environmental legislation worldwide shall be as agreed by the Parties.
6.    Customer (or its representatives and others as mutually agreed by the Parties) may during normal business hours and following reasonable notice and subject to reasonable confidentiality requirements, perform confidential audits, test and inspections of Manufacturer's operations and business records as they pertain to the services provided hereunder. The foregoing audit rights may include audits (a) of practices and procedures; (b) of systems; (c) of general controls and security practices and procedures, (c) of disaster recovery and business continuity procedures; (d) of compliance with the terms of the Agreement; and (e) of compliance with laws relating to the performance under this Agreement, in all cases as shall be relevant to the manufacturing of the Products. Manufacturer shall provide full cooperation to such auditors, inspectors, regulators or other Customer representatives in connection with any such audit. Manufacturer shall make available to Customer any operational audits conducted by any third party for facilities used to manufacture Products.
7.    A Party shall not be liable to the other Party if it is unable to perform its obligations for a period not to exceed [*****] for any cause beyond the reasonable control of the Party, including, in the case of Manufacturer, [*****]. Within [*****]of becoming aware of becoming unable to perform its obligations, the effected Party will notify the other party of said circumstance and will work with the other Party to create a suitable recovery plan.
8.    The initial term of this Agreement shall be [*****]. Following expiration of the Initial Term, this Agreement shall automatically renew for [*****] (each, a "Renewal Term" and, together with the Initial Term, the "Term") unless either Party notifies the other in writing of termination at least [*****] prior to the expiration of the Initial Term or the current Renewal Term. [*****] Sections 2, 4-14, 19, 20, and 22 shall survive termination of this Agreement. Upon termination of this Agreement for any reason the provisions of Section 2 and 3 and [*****] shall apply with respect to payment and shipment to Customer of all Inventory in existence as of such date.
9.    In the event that either Party terminates this Agreement for convenience during the Initial Term such party (the "Terminating Party") will be liable for paying to the other party (the "Non-Terminating Party"), and such Non-Terminating Party may invoice the Terminating Party for, [*****]

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In the event that Manufacturer terminates for convenience, in addition to any obligations it may have to pay to Customer [*****]
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11.    Notwithstanding anything contained herein to the contrary, Customer will be relieved from [*****]
12.    Customer is solely responsible for the design of the Products and, [*****], shall obtain all Product-related intellectual property, export, regulatory, and other licenses and certifications required to market, sell, and use the Products. [*****]
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13.    WITH THE EXCEPTION OF INDEMNITY OBLIGATIONS UNDER SECTIONS 9 AND 12, BREACHES OF SECTION 14 (CONFIDENTIALITY), OR DAMAGES PAYABLE FOR [*****] AS DEFINED IN APPENDIX A, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR SPECIAL DAMAGES, OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, EVEN IF SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT IN THE CASE OF INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE. FOR THE PURPOSE OF THIS SECTION, BOTH LOST PROFITS AND DAMAGES RESULTING FROM VALUE ADDED TO THE PRODUCT BY CUSTOMER SHALL BE CONSIDERED CONSEQUENTIAL DAMAGES. IN NO EVENT WILL MANUFACTURER BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCT BY CUSTOMER. [*****] THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. [*****]
14.    Each Party owns all background intellectual property rights to any developments made (a) prior to this Agreement, or (b) outside of this Agreement. The Products do not violate the intellectual property rights of a third party. [*****]

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.    This Agreement and its Attachments make up the entire agreement between the Parties and supersede prior discussions and agreements relating to the subject matter hereof, including that the Prior Agreement, except for any related written agreements concerning confidentiality. Both Parties expressly reject any pre-printed terms and conditions of any Order, acknowledgment, or any other form or document of either Party and any other terms that alter the terms of this Agreement; even if such documents are exchanged and accepted as a matter of convenience. This Agreement may be amended only by a writing executed by authorized representatives of both Parties. Neither Party shall assign, delegate, or transfer (including by sale, merger, operation of law or otherwise) this Agreement without the other Party's prior written consent; however, Customer understands that Manufacturer may engage related legal entities ("Affiliates") to perform all or part of the services contemplated in this Agreement and that Manufacturer may assign; delegate, or otherwise transfer its rights and obligations under this Agreement, in whole or in part, to any of its Affiliates or to a third party financial institution for the purpose of receivables financing (e.g., factoring).
16.    At all times during the term of the Agreement, Manufacturer will adopt and comply with the Electronic Industry Citizenship Coalition (''EICC") Code of Conduct as amended from time to time by the EICC available at www.eiccoalitionorg/standards/code-of-conduct/. Manufacturer will support Customer's sustaintabilty and compliance expectations in the following areas: (a) request to complete Self Assessment Questionnaires (SAQ) on EICC-On, (b) information requests on greenhouse gas emissions, energy, water use, (c) information requests on waste management, (d) information requests on labor, healty and safety, (e) information requests on process chemicals used during the assembly process.
17.    Manufacturer shall comply in all material respects with the applicable laws in connection with the manufacture of Products pursuant to this Agreement.
18.    Manufacturer shall maintain the following insurance coverages during the term of this Agreement:
(a)    Workers' Compensation insurance, as prescribed by the law of the state in which Manufacturer's services are performed;
(b)    Employer's Liability insurance with limits of at least $500,000 per occurrence;
(c)    Commercial Automobile Liability insurance if the use of motor vehicles is required, with limits of at least 51,000,000 for bodily injury and property damage for each occurrence;
(d)    Commercial General Liability insurance, including blanket contractual liability and broad form property damage, with limits of at least $1,000,000 combined single limit for personal injury and property damage for each occurrence and naming Customer as an Additional Insured; and
(e)    Commercial General Liability insurance endorsed to include Products Liability and Completed Operations coverage in the amount of $1,000,000 for each occurrence.
(i)    Manufacturer shall name Customer as an additional insured and Manufacturer shall furnish to Customer upon request certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage and the expiration date of each policy. Each Party agrees that it, its insurer(s) and anyone claiming by, through, under or in its behalf shall have no claim, right of action or right of subrogation against the other Party and the other Party's affiliates, directors, officers, employees and customers based on any loss or liability insured against under the insurance required by this Agreement.
19.    The laws of the state of Delaware govern this Agreement and all disputes related to this Agreement or the Products. The Parties shall submit any dispute, claim or controversy arising from or related in any way to this Agreement or the interpretation, application, breach, termination, or validity of this Agreement for resolution by binding arbitration in accordance with the Comprehensive Arbitration Rules &

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Procedures of JAMS. The arbitration is to be held in Santa Clara County, California and be conducted in English by one arbitrator. The arbitrator shall be a retired judge selected from the panel of available arbitrators. Judgment on any award in arbitration may be entered in any court of competent jurisdiction. Notwithstanding the foregoing sentence, should any Party to this Agreement hereafter institute any legal action or administrative proceeding against the other by any method other than set forth in this Section 19, the prevailing Party shall be entitled to recover from the other Party all damages, costs, expenses, and attorneys' fees incurred as a result of such action. Notwithstanding the above, each Party has the right to file exclusively in the Santa Clara, California state court or the federal courts in and for the Northern District of California an application for temporary or preliminary injunctive relief, writ of attachment, writ of possession, temporary protective order, or appointment of a receiver on the grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief. In the event of any dispute between the Parties, the Parties hereby knowingly and voluntarily agree that any and all matters shall be decided by a judge or arbitrator without a jury to the fullest extent permissible under applicable law.
20.    Notices. Wherever one Party is required or permitted or required to give written notice to the other under this Agreement, such notice will be given by hand, by certified U.S. mail, return receipt requested, by overnight courier, or by fax and addressed as follows:

If to Customer: Arista Networks, Inc. 5453 Great America Parkway Santa Clara, CA 95054 Attention: Chief Executive Officer Phone: [*****] Fax: [*****]	with a copy to: Arista Networks, Inc. Great America Parkway Santa Clara, CA 95054 Attention: Legal Department Phone: [*****] Fax: [*****]

If to Manufacturer: Sanmina Corporation 2700 North First Street San Jose, California 95134 Att'n: EVP, Sales Phone: [*****] Fax: [*****]	with a copy to: Sanmina Corporation 2700 North First Street San Jose, California 95134 Att'n: Legal Department Phone: [*****] Fax: [*****]
All such notices shall be effective upon receipt. Either Party may designate a different notice address from time to time upon giving ten (10) days' prior written notice thereof to the other Party.
21.    The parties acknowledge that from time to time Customer enters into agreements with its customers that require its contract manufacturers to agree to certain additional covenants and obligations with respect to its manufacture and sale of Products. Accordingly, the Parties agree to negotiate in good faith to amend this Agreement to accommodate such contractual obligations to such customers. Without limiting the generality of the foregoing, such additional obligations may include provisions relating to compliance with environmental, export and other laws, audit rights, security, disaster recovery and business continuity.
22.    The Parties shall keep the the terms and conditions contained in this Agreement or any materials disclosed during the course of this Agreement confidential ("Confidential Information"). However, either Party may disclose Confidential Information: (a) as required by law or (b) as necessary to perform its obligations under this Agreement. The Parties may not disclose Confidential Information without the other Party's prior written authorization, which may be granted or denied in either Party's sole discretion. Notwithstanding the provisions of Section 22, the Parties agree that the covenants, restrictions and

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agreements contained in any confidentiality agreement executed by the Parties prior to the Effective Date shall survive the execution of this Contract and shall not be superseded hereby.
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date, by their officers, duly authorized.
Sanmina Corporation
By:     /s/ Marco Gonzalez
Name: Marco Gonzalez
Title: EVP & COO Americas IMS
Arista Networks, Inc.
By:     /s/ Anshul Sadana
Name: Anshul Sadana
Title: SVP, Customer Engineering

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment A
Additional Assumptions, Products and Prices
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2. Manufacturer will acknowledge receipt of Customer's Orders within five (5) business days. Such PO acknowledgement will include the Product shipment date.
3. [*****] Warranty related defects will be returned using a Return Materials Authorization ("RMA"). Manufacturer will issue an RMA within [*****] of receipt of an RMA request. Upon receipt; Manufacturer and Customer will determine whether the defects were covered by the warranty contained in the Agreement. The shipping costs for RMA returns to Manufacturer and the return of the repaired Product to Customer shall be paid by Customer.
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7. Unless otherwise agreed between the Parties all shipments shall be made [*****] and title and risk of loss pass to Customer upon delivery.
8. The Prices shall be negotiated on a [*****] and shall reflect a standard markup in addition to the cost of materials necessary to manufacture Products as set forth below.
Manufacturer Value Add ("MVA") is defined as price charged to Customer minus the component cost divided by the price charged to the Customer. MVA shall be calculated on the basis of component costs for existing products as of [*****].
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Attachment B
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Attachment C
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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment D
Order Flexibility Terms
(i)For any accepted Order or Forecast, Customer may request an increase in the quantity of Products ordered or forecast. Manufacturer shall use reasonable commercial efforts to meet any allowed Product quantity increases, which are subject to Materials and capacity availability. If Manufacturer agrees to such increase in the quantity, and if there are extra costs to meet such increase, Manufacturer will get approval from customer for the extra cost and Customer shall be liable for such extra costs.
(ii)    For any accepted Order, Customer may request a push-out ("Reschedule") of the expected delivery date. Customer may Reschedule all or part of a scheduled delivery (per Order or Forecast) [*****] in accordance with the table below. No reschedules will be allowed after Manufacturer has begun manufacturing (WIP). Additional requests for Reschedules, require Manufacturer's approval, which, in its sole discretion, may or may not be granted. If Manufacturer agrees to accept a Reschedule of any length of time, and if there are extra costs to meet such Reschedule, then Customer shall be liable for such extra costs. Any part of an Order quantity that is Rescheduled may not be subsequently rescheduled. Any Reschedule not consented to by Manufacturer or that otherwise does not satisfy the requirements of this subsection (ii) shall be treated as a cancellation, for which Customer shall be liable for the full Order value of the Products stated therein.
(iii)    Customer should have a right to change the Product mix of the build as long as the build has not started (Work order or kit has not scheduled to pull). Any excess or obsolete Material that impacted due to this change will be handled via the Excess&Obsolete process according to Attachment C. [*****]
(iv)    Any delays in the normal production or interruption in the workflow process caused by Customer's changes to the Specifications or failure to provide sufficient quantities or a reasonable quality level of Customer Controlled Materials where applicable to sustain the production schedule, shall be considered a Reschedule of any affected Orders for purposes of this Section for the period of such delay.
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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.